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Dear Shareholder:

     We are pleased to present the annual report for The Italy Fund Inc. ("Fund") for the year ended January 31, 1998. As of that date, the Fund's net asset value ("NAV") per share was $14.49 which represented an 18% increase (including 0.2% from dividends) during the Fund's fiscal fourth quarter. The Fund underperformed versus the 19.4% rise over the same time period in the BCI Index (Banca Commerciale Italiana), a widely followed Italian index that includes all the securities listed on the Milan Stock Exchange.

     For the year ended January 31, 1998, the Fund returned 21.59% on NAV versus the 31.86% return for the BCI Index during the same period. (Please refer to the Investment Strategy section on page three as to why the Fund underperformed versus the Index for most of the reporting period.) As of January 31, 1998, the Fund's total net assets were approximately $137.7 million.

Our Bullish Long-Term Outlook for Italian Stocks

     We are bullish on Italian stocks over the long term because of:

     -- The outstanding performance of recent privatizations that have created a true shareholder culture in Italy.

     -- Short-term rates in Italy must converge toward core European rates and that should make Italian bonds less attractive relative to Italian stocks.

     -- Italian mutual fund inflows remain very encouraging. Italian investors poured a record 32.5 trillion lire ($18.3 billion) into funds in January 1998, 80% more than the previous monthly record and almost a quarter of 1997's inflow.

     -- Italy's leading banks are considering integrations to increase their size, creating new investment opportunities.

     -- With the acceptance of a new tax system (IRAP) combined with a pick-up in economic activity, corporate profits in Italy are estimated to rise by approximately 25% in 1998 versus 1997 with an additional 15% profit increase in 1999. We think Italian stocks remain relatively inexpensive despite the market's recent sharp advance.


--------------------------------------------------------------------------------

Special Shareholder Notice

     In 1997, the Directors of the Fund, based upon the recommendation of the Investment Manager, proposed that the Fund be converted to a non-diversified fund under the Investment Company Act of 1940 ("1940 Act") in order for the Fund's portfolio manager to have maximum flexibility in managing the portfolio. Unfortunately, the Fund was unable to obtain a sufficient number of affirmative votes of the outstanding shares to approve the proposal, despite the fact that the shareholders of the Fund who voted clearly favored the proposed change.

     The Fund's Board of Directors is once again recommending that shareholders approve changing the Fund's sub-classification under the 1940 Act in order for the Fund's portfolio manager to have maximum flexibility in managing the portfolio. We are sending you a proxy that describes the proposed change in greater detail and we ask for your vote prior to the shareholder meeting scheduled to take place on Wednesday, May 13, 1998.

     Please review the proxy carefully. If you do not plan to attend the meeting, we ask that you complete, sign, date and return the proxy as soon as possible in the postage-paid envelope.

     It is important to note that if your broker holds your shares in the Fund, he or she does not have the discretion to vote on this extremely important proposal to change your Fund from a diversified to a non-diversified investment company. Therefore, you are responsible for completing and returning the proxy/voting instruction card that is being sent to you with the proxy. Remember that your vote is extremely important!

--------------------------------------------------------------------------------

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     -- Many foreign investors today are still underweighted in Italian stocks and any renewed interest could have a very positive impact on Italian stock prices over the long term.

Political Overview

     A majority of mayoral elections held throughout Italy in November recently underscored some important changes that have taken place this past year. The center-right coalition won big and the mainstream right parties for the most part did poorly. Candidates backed by Prime Minister Romano Prodi's coalition government won key mayoral elections, even in Naples, a city which has not been generally supportive of the left. These election results were particularly encouraging for Prodi, who resigned on October 9, 1997 after the Communist party rejected his appeal for massive budget cuts. (The Prodi government quickly withdrew its resignation and stayed in power.) On November 1, 1997, the Prodi government pushed through a pension reform plan that many observers believe is probably enough to persuade the European Commission that Italy's budget deficit has been reduced sufficiently to enable it to join the single currency. Although Italy appears to have secured a place in the European Monetary Union ("EMU"), further pension reform is needed.

     Italy has been able to meet the Maastricht treaty criteria for admission in the EMU primarily through new taxes and specifically a special one-time "euro-tax" that has taken an estimated 1.8 million lire (roughly U.S. $1,000) from every Italian middle-class family. And while the political odds now favor Italy's admittance into the EMU, Italy's public-sector debt is still an extremely large 122% of Gross Domestic Product ("GDP"). If Italy is to ever fully exploit the benefits of its expected entrance into the EMU, its citizens and politicians need to be prepared for greater fiscal austerity and serious political reform.

Economic Overview

     As a moderate upturn in private consumption joined a surge in exports, major economic indicators showed recently that Italy's economic recovery gathered steam in the second half of 1997. GDP growth accelerated to about 2% in the second half of the year following a gain of less than 1% in the first. In our view, an expected reduction in both interest rates and bank lending rates, combined with higher-corporate profitability, should boost business capital outlays and residential investment.

     Therefore, we anticipate GDP growth in Italy to probably accelerate to about 2 1/4% in 1998, reflecting the gradual and ongoing rebound of private consumption. In our view, easier monetary policy and the end of massive fiscal tightening should support the recovery of domestic demand in Italy in 1998.

     According to preliminary estimates from eleven cities, consumer prices rose 0.2% in January from the previous month and year-on-year inflation has remained at around 1.5% since May 1997. January is usually a bad month for inflation because of the quarterly or annual revision in a number of prices. The January 1998 Consumer Price Index ("CPI") reflected a seasonal increase in housing, health and tourism components. In addition, several Italian cities reported major food price increases -- a trend that began a few months ago. Weak oil prices kept the CPI's transportation component flat. January's numbers further confirm that the impact of the value-added tax on the economy instituted in October will be less than initially feared by the Bank of Italy.

     The 75 basis point (0.75%) cut in official interest rates represents the first step in the convergence of Italian short-term rates to those of core European Union ("EU") countries. With Italy likely to join the EMU from the outset, short-term rates should approach the projected initial euro rate (which is now well below 4%) by the end of the year. Moreover, as the EMU deadline looms and short-term interest rates decline, bond yield spreads versus Germany will in all likelihood gradually narrow in the months ahead.

Investment Strategy

     As noted in our previous shareholder reports, the Fund did better than the major Italian indices by a wide-margin in 1996, but underperformed sharply in 1997.

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The Fund's underperformance during its fiscal first and second quarters resulted primarily because of the diversification rule of the 1940 Act. (Please see the "Special Shareholder Notice" section at the beginning of this letter for more details.) As a diversified investment company, no more than 25% of the Fund's total assets may be invested in the securities of single issuers which exceed 5% of the Fund's total assets. The diversification rule limited the Fund's ability to invest in Telecom Italia S.p.A. (the principal operator of local, long-distance and international phone services) and Telecom Italia Mobile S.p.A. (Europe's largest cellular network provider) and Ente Nazionale Idrocarburi S.p.A. (ENI, a private diversified energy company). Telecom Italia S.p.A. and Telecom Italia Mobile S.p.A. were both stocks that strongly outperformed the indices during this period.

     The Fund's underperformance in its fiscal fourth quarter (i.e., roughly 2%) was caused by its underweighting in the banking sector, an industry that has performed exceedingly well. This sector has been pushed to startling heights by industry consolidation and investor enthusiasm regarding restructuring. However, in our opinion, the condition of Italy's banking industry does not justify current valuations. Just because one bad bank combines with another bad bank, there are no guarantees that the new entity will be healthy and ultimately successful.

     During the last two months, Banca di Roma and BCI announced ambitious plans to achieve return on equity ("ROE") targets of about 10% by the year 2000 from current levels of approximately 7%. While these targets are certainly food for thought, we believe achieving these goals may be more difficult due to:

     -- A modest reduction in staffing due to union demands

     -- High averages of non-performing loans (i.e., roughly 16% for Banca di
Roma)

     -- Somewhat limited credit expansion due to low GDP growth

     -- Greater competition in the mutual fund industry which would force management fees down from their arguably excessive 1.5% - 2% levels

     -- Shrinking retail deposit funding from lower rates

     Put simply, and leaving aside consolidation-induced euphoria, it seems rather difficult to justify the current valuations of Italy's retail banks. In our view, a strategy of investing in banks located in Northern Italy involved in privatizations and accumulating assets is a more prudent course of action at this time.

     As noted at the beginning of this letter, nothing has changed to alter our positive long-term outlook for Italian stocks. In conclusion, we remain bullish because of:

     -- The outstanding performance of recent privatizations such as Telecom Italia, Banca di Roma, the third tranche of ENI and Aeroporti di Roma have created a true shareholder culture in Italy. In addition, the concept of enhancing shareholder value is finally being accepted by many Italian companies.

     -- As noted in our "Economic Overview" section, short-term rates in Italy must converge toward core European rates. With close to a zero rate of inflation compared to Germany, the short-term interest-rate differential in Italy will probably narrow from the current 250 basis points (2.50%). Long-term rates could slightly narrow further from 29 basis points (0.29%) on December 30, 1997 (as opposed to 600 basis points (6%) two years ago).

     -- Italian mutual fund inflows remain very encouraging. In truth, the figures for January 1998 were staggering, up roughly 74% year-to-year, of which 73% of this inflow went to bond funds. According to a recent Wall Street Journal article, Italian investors poured a record 32.5 trillion lire ($18.3 billion) into funds in January 1998, 80% more than the previous monthly record and almost a quarter of 1997's inflow. And, as noted in our last shareholder

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report, with the value of Italian bond funds at roughly 300 trillion lire (about ten times the size of the Italian stock funds), the switch by Italian investors from bond to stock funds should have an extremely beneficial effect on Italian stock prices over the long term.

     -- As also previously discussed in this letter, Italy's leading banks are considering integrations to increase their size, in particular, the IMI and S. Paolo deal expected to occur in 1998 could also include Credito Italiano. Moreover, Banca Intesa (a product of the merger between Ambroveneto and Cariplo) and BCI have also stated they are open to mergers with other banks. And while some current valuations are hard to justify, the consolidation taking place this year in Italy's banking industry should have a particularly positive effect on the entire market. In another development, Banca d'Italia has decided not to allow RAS (part of Allianz in Germany) to increase its 5% stake in Credito Italiano to 10%. Banca d'Italia is trying to find an Italian solution and is considering possible mergers with other leading Italian banks.

     -- With the acceptance of a new tax system combined with a pick-up in economic activity, corporate profits in Italy are estimated to rise by approximately 25% in 1998 versus 1997 with an additional 15% profit increase in 1999. We therefore think Italian stocks remain relatively inexpensive despite the market's recent sharp advance.

     -- Many foreign investors today are still underweighted in Italian stocks today. Therefore, any renewed interest in the Italian stock market from foreign investors could also have a very positive impact on Italian stock prices over the long term.

     We have prepared a "Fund Profile" that is available monthly. To get your free copy of the Italy Fund Profile you can either call (212) 816-6082 or e-mail us at fund.italy@ssmb.com

     Thank you for investing in The Italy Fund Inc. and your continued confidence in our management approach. We look forward to serving your investment needs for many years to come.



Sincerely,



/s/ HEATHER B. MCLENDON                 /s/ MARIO D'URSO
-------------------------               ----------------
Heath B. McLendon                       Mario d'Urso
Chairman of the Board                   President



/s/ REIN W. VAN DER DOES
------------------------
Rein W. van der Does
Vice President and
Investment Officer

February 18, 1998

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                      THE ITALY FUND'S SECTORIAL STRUCTURE*
                          JANUARY 31, 1998 (unaudited)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                     Automotive                          6.4%
                     Banking                            18.2%
                     Construction                        1.9%
                     Consumer Staples - Food             4.7%
                     Consumer Staples - Retail           4.0%
                     Energy - Exploration                2.8%
                     Energy - International              9.9%
                     Engineering                         1.7%
                     Holding Companies                   1.3%
                     Insurance                          15.8%
                     Miscellaneous                       2.0%
                     Telecommunications - Wireless       6.9%
                     Telecommunications - Telephone     20.3%
                     Consumer Cyclical - Textiles        3.1%
                     Utilities                           1.0%



                          BCI INDEX SECTORIAL STRUCTURE
                          JANUARY 31, 1998 (unaudited)

                     Automotive                          6.2%
                     Banking                            26.1%
                     Construction                        1.9%
                     Consumer Products                   1.7%
                     Energy                             14.4%
                     Engineering                         1.9%
                     Food                                1.8%
                     Insurance                          15.3%
                     Miscellaneous                       2.0%
                     Telecommunications                 26.1%
                     Textiles                            2.2%
                     Utilities                           0.4%

*As a percentage of total investments.

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THE ITALY FUND INC.

Schedule of Investments as of January 31, 1998
================================================================================

   Shares           Security                                           Value
--------------------------------------------------------------------------------
================================================================================
COMMON STOCK -- 100%
================================================================================
Automotive -- 6.4%
      181,250  Brembo S.p.A.                                       $  1,941,508
    1,000,000  Pirelli S.p.A.                                         2,631,915
    1,525,000  Sogefi S.p.A.                                          4,238,625
                                                                   ------------
                                                                      8,812,048
                                                                   ------------
Banking -- 18.2%
    1,700,000  Banca Fideuram S.p.A.                                  8,864,606
      150,000  Banca Popolare di Brescia                              1,663,746
      900,000  Banca Popolare di Milano                               7,394,648
      500,000  Istituto Mobiliare
                 Italiano S.p.A.                                      6,955,774
                                                                   ------------
                                                                     24,878,774
                                                                   ------------
Construction -- 1.9% 600,000 Unicem S.p.A.
                 di Risp NC *                                         2,592,985
                                                                   ------------
Consumer Cyclical - Textiles -- 3.1%
       55,000  Fila Holding S.p.A. ADR                                1,165,312
       45,000  Gucci Group N.V.-- NY
                 Registered Shares                                    1,791,563
      400,000  Ittierre Holding S.p.A. #                              1,234,216
                                                                   ------------
                                                                      4,191,091
                                                                   ------------
Consumer Staples - Food -- 4.7%
      544,027  Autogrill S.p.A. #                                     2,993,695
    2,212,000  Parmalat Finanziaria S.p.A.                            3,481,301
                                                                   ------------
                                                                      6,474,996
                                                                   ------------
Consumer Staples - Retail -- 4.0%
       50,000  Industrie Natuzzi
                 S.p.A. ADR                                           1,225,000
      500,000  La Rinascente S.p.A.
                 di Risp NC *                                         2,011,646
      260,000  Recordati S.p.A.
                 di Risp NC *                                         1,187,500
    1,000,000  Seat S.p.A. #                                            379,759
    2,702,500  Seat S.p.A. di Risp NC * #                               673,808
                                                                   ------------
                                                                      5,477,713
                                                                   ------------
Energy - Exploration -- 2.8%
      700,000  Saipem S.p.A.                                          3,800,360
                                                                   ------------
Energy - International -- 9.9%
    2,300,000  Ente Nazionale
                 Idrocarburi S.p.A.                                  13,521,309
                                                                   ------------
Engineering -- 1.7%
      180,000  Danieli & Co.                                          1,227,783
      266,750  Danieli & Co.
                 di Risp NC *                                         1,030,610
                                                                   ------------
                                                                      2,258,393
                                                                   ------------
Holding Companies -- 1.3%
    2,700,000  Holding di Partecipazioni
                 S.p.A. #                                             1,835,686
                                                                   ------------
Insurance -- 15.8%
      450,000  Alleanza Assicurazioni
                 S.p.A.                                               5,403,993
      240,000  Assicurazioni Generali
                 S.p.A.                                               6,564,547
    3,300,000  Instituto Nazionale
                 Delle Assicurazioni                                  7,312,796
      225,700  Riunione Adriatica
                 di Sicurta S.p.A.                                    2,406,382
                                                                   ------------
                                                                     21,687,718
                                                                   ------------
Miscellaneous -- 2.0%
      200,000  Aeroporti di Roma S.p.A #                              2,576,126
      850,000  Europa Investimenti #+                                   212,117
                                                                   ------------
                                                                      2,788,243
                                                                   ------------
Telecommunications - Telephone -- 20.3%
    2,064,440  Telecom Italia S.p.A.                                 14,310,550
    2,724,500  Telecom Italia S.p.A.
                 di Risp NC *                                        13,460,458
                                                                   ------------
                                                                     27,771,008
                                                                   ------------
Telecommunications - Wireless -- 6.9%
    1,976,000  Telecom Italia
                 Mobile S.p.A.                                        9,373,467
                                                                   ------------

                        See Notes to Financial Statements

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THE ITALY FUND INC.

Schedule of Investments as of January 31, 1998 (continued)
================================================================================

   Shares           Security                                           Value
--------------------------------------------------------------------------------
Utilities -- 1.0%
      356,000  Italgas S.p.A.                                      $  1,402,086
                                                                   ------------
               TOTAL INVESTMENTS
               AT VALUE -- 100%
               (Cost -- $87,522,710**)                             $136,865,877
                                                                   ============

----------
*    Risp NC -- Risparmio Non-Convertible (non-convertible savings shares).
#    Non-income producing security.
+    Restricted security (See Note 4).
**   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

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THE ITALY FUND INC.

Statement of Assets and Liabilities
January 31, 1998
================================================================================

ASSETS:
   Investments, at value (Cost--$87,522,710) ..........................   $ 136,865,877
   Foreign currency (Cost--$554,019) ..................................         552,795
   Cash ...............................................................          47,605
   Dividends and interest receivable ..................................         132,630
   Receivable for securities sold .....................................         371,622
                                                                          -------------
   Total Assets .......................................................     137,970,529
                                                                          -------------

LIABILITIES:
   Management fees payable ............................................         106,472
   Accrued expenses ...................................................         152,363
                                                                          -------------
   Total Liabilities ..................................................         258,835
                                                                          -------------
Total Net Assets ......................................................   $ 137,711,694
                                                                          =============

NET ASSETS:
   Par value of capital shares ........................................   $      95,031
   Capital paid in excess of par value ................................      94,826,379
   Overdistributed net investment income ..............................        (310,826)
   Accumulated net realized loss from security transactions ...........      (6,215,536)
   Net unrealized appreciation of investments and foreign currencies ..      49,316,646
                                                                          -------------

Total Net Assets
   (Equivalent to $14.49 a share on 9,503,089 shares of $0.01 par value
     outstanding; 20,000,000 shares authorized) .......................   $ 137,711,694
                                                                          =============

                       See Notes to Financial Statements

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THE ITALY FUND INC.

Statement of Operations
For the Year Ended January 31, 1998
================================================================================

INVESTMENT INCOME:
   Dividends ..................................................    $  2,325,367
   Interest ...................................................         152,299
   Less: Foreign withholding tax ..............................        (327,148)
                                                                   ------------
   Total Investment Income ....................................       2,150,518
                                                                   ------------

EXPENSES:
   Management fees (Note 2) ...................................       1,072,169
   Directors' fees ............................................         120,002
   Custody ....................................................          89,696
   Audit and legal ............................................          69,999
   Shareholder communications .................................          50,001
   Shareholder and system servicing fees ......................          47,501
   Other ......................................................           7,381
                                                                   ------------
   Total Expenses .............................................       1,456,749
                                                                   ------------
Net Investment Income .........................................         693,769
                                                                   ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3 ):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities) ..       1,229,071
     Foreign currency transactions ............................        (491,263)
                                                                   ------------
   Net Realized Gain ..........................................         737,808
                                                                   ------------
   Change in Net Unrealized Appreciation of Investments
     and Foreign Currencies:
        Beginning of year .....................................      26,279,197
        End of year ...........................................      49,316,646
                                                                   ------------
   Increase in Net Unrealized Appreciation ....................      23,037,449
                                                                   ------------
Net Gain on Investments and Foreign Currencies ................      23,775,257
                                                                   ------------
Increase in Net Assets From Operations ........................    $ 24,469,026
                                                                   ============

                       See Notes to Financial Statements

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THE ITALY FUND INC.

                                                                    For the Year Ended
                                                                        January 31,
                                                               ------------------------------
Statements of Changes in Net Assets                                1998             1997
=============================================================================================
OPERATIONS:
   Net investment income ...................................   $     693,769    $     944,515
   Net realized gain .......................................         737,808          168,703
   Increase in net unrealized appreciation .................      23,037,449       23,759,645
                                                               -------------    -------------
   Increase in Net Assets From Operations ..................      24,469,026       24,872,863
                                                               -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...................................        (190,062)      (2,280,742)
                                                               -------------    -------------
   Decrease in Net Assets From Distributions to Shareholders        (190,062)      (2,280,742)
                                                               -------------    -------------
Increase in Net Assets .....................................      24,278,964       22,592,121

NET ASSETS:
   Beginning of year .......................................     113,432,730       90,840,609
                                                               -------------    -------------
   End of year* ............................................   $ 137,711,694    $ 113,432,730
                                                               =============    =============
*Includes overdistributed net investment income of: ........   $    (310,826)   $    (917,714)
                                                               =============    =============

                       See Notes to Financial Statements.

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THE ITALY FUND INC.

Notes to Financial Statements
================================================================================

     1.   Significant Accounting Policies

     The Italy Fund Inc. ("Fund"), a Maryland corporation, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price in the primary exchange on which they are traded; securities for which no sales price was reported on that date are valued at the mean between the bid and ask price. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. If bid and ask quotations are not available, then over-the-counter securities will be valued as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, overdistributed net investment income of $110,310 has been reclassified to paid-in capital at January 31, 1998. Net investment income, net realized gains and net assets were not affected by this adjustment; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     At January 31, 1998, there were no open forward foreign currency contracts.

     2.   Management Agreement and Transactions with Affiliated Persons

     Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager of the Fund. The Fund pays MMC a fee calculated at an annual rate of 0.95% of the average daily net assets for all management and administrative services. This fee is calculated daily and paid monthly.

     All officers (except one) and one Director of the Fund are employees of Smith Barney Inc., another subsidiary of SSBH.

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THE ITALY FUND INC.

Notes to Financial Statements (continued)
================================================================================

     3.   Securities Transactions

     During the year ended January 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $21,810,417
--------------------------------------------------------------------------------
Sales                                                                 18,174,227
================================================================================

     At January 31, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $53,483,966
Gross unrealized depreciation                                        (4,140,799)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $49,343,167
================================================================================

     4.   Securities Valued by the Fund's Board of Directors

     Certain of the Fund's investments are valued at the direction of the Fund's Board of Directors; these securities are restricted as to resale and have been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted securities. The table below shows the security valued by the Fund's Board of
Directors:

                                     Number of     Acquisition        1/31/98       Value Per     Percentage of
     Security                          Shares          Date          Fair Value       Unit          Net Assets          Cost
     --------                        ---------     -----------      ----------      ---------     -------------       --------
Europa Investimenti ...........        850,000       7/2/91           $212,117        $0.25            0.15%          $623,396

     5.   Capital Loss Carryforwards

     At January 31, 1998, the Fund had, for Federal income tax purposes, approximately $6,216,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on January 31 of the year indicated:

                                              2002         2004         2005
                                           ----------   ----------   --------
     Carryforward Amounts ..........       $1,011,000   $5,027,000   $178,000
                                           ==========   ==========   ========

     6.   Concentration of Risk

     Because the Fund concentrates its investments in securities issued by Italian corporations, its portfolio may be subject to special risks and considerations not typically associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Italian economy than a fund not concentrated in these issuers to the same extent.

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THE ITALY FUND INC.

Financial Highlights
================================================================================

     Set forth below is per share operating performance data for a share of common stock outstanding throughout each year; total return and ratios to average net assets are also provided. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                    1998             1997             1996           1995             1994(1)
=============================================================================================================================
Net Asset Value, Beginning of Year .........   $      11.94     $       9.56     $       9.82    $       9.84    $       8.43
                                               ------------     ------------     ------------    ------------    ------------
Income (Loss) From Operations:
   Net investment income ...................           0.07             0.10             0.15            0.09            0.12
   Net realized and unrealized gain (loss) .           2.50             2.52            (0.39)           0.06            1.72
                                               ------------     ------------     ------------    ------------    ------------
Total Income (Loss) From Operations ........           2.57             2.62            (0.24)           0.15            1.84
                                               ------------     ------------     ------------    ------------    ------------
Dilution in NAV From Rights Offering .......           --               --               --              --             (0.32)
                                               ------------     ------------     ------------    ------------    ------------
Offering Expenses Charged to Paid-in Capital           --               --               --              --             (0.03)
                                               ------------     ------------     ------------    ------------    ------------
Less Distributions From:
   Net investment income ...................          (0.02)           (0.24)           (0.02)          (0.17)          (0.07)
   Capital .................................           --               --               --              --             (0.01)
                                               ------------     ------------     ------------    ------------    ------------
Total Distributions ........................          (0.02)           (0.24)           (0.02)          (0.17)          (0.08)
                                               ------------     ------------     ------------    ------------    ------------
Net Asset Value, End of Year ...............   $      14.49     $      11.94     $       9.56    $       9.82    $       9.84
                                               ============     ============     ============    ============    ============
Market Value, End of Year ..................   $     12.125     $     10.000     $      8.250    $      8.750    $     12.375
                                               ============     ============     ============    ============    ============
Total Return, Based on Market Value ........          21.53%           24.49%           (5.51)%        (27.90)%       40.54%#
                                               ============     ============     ============    ============    ============
Total Return, Based on Net Asset Value .....          21.59%           28.27%           (2.43)%         (3.68)%         33.04%
                                               ============     ============     ============    ============    ============
Net Assets, End of Year (000's) ............   $    137,712     $    113,433     $     90,841    $     93,347    $     93,518
                                               ============     ============     ============    ============    ============
Ratios to Average Net Assets:
   Net investment income ...................           0.61%            0.97%            1.12%           0.85%           1.30%
   Expenses(2) .............................           1.29             1.42             1.42            1.69            1.69

Portfolio Turnover Rate ....................             16%              47%              58%             42%             46%

Average commissions per share paid on
   equity transactions(3) ..................   $       0.01     $       0.01     $       0.00*           --              --

----------
(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2) During the years ended January 31, 1997 and January 31, 1996, the Fund earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the ratios of expenses to average net assets would have been 1.42% and 1.41%, respectively. Prior year numbers have not been restated to reflect this credit.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
# The total return for the year ended January 31, 1994, adjusted for the effect of the rights offering completed in January of 1994 is 45.85% (unaudited). * Amount represents less than $0.01.

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THE ITALY FUND INC.

Independent Auditor's Report
================================================================================

The Shareholders and Board of Directors of The Italy Fund Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Italy Fund Inc. as of January 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended January 31, 1995 were audited by other auditors whose report thereon, dated March 10, 1995, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1998, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Italy Fund Inc. as of January 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.


                                   /s/ KMPG PEAT MARWICK LLP


New York, New York
March 14, 1998

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THE ITALY FUND INC.

Quarterly Results of Operations (unaudited)
===============================================================================

                                                                                      Net Realized
                                                                                      and Unrealized              Net Increase
                                                                                      Gain (Loss) on             (Decrease) in
                                    Investment              Net Investment            Investments and              Net Assets
                                      Income                 Income (Loss)           Foreign Currencies          From Operations
                             -----------------------  ------------------------   ------------------------   ------------------------
Quarter Ended                    Total     Per Share      Total      Per Share       Total      Per Share      Total       Per Share
-------------                -----------   ---------  ------------   ---------   ------------   ---------   -----------    ---------
April 30, 1993 ...........   $    208,399    $0.03    $    (22,200)    $0.00     $   (633,996)    $(0.10)   $  4,646,508     $0.73
July 31, 1993 ............      1,164,578     0.19         946,601      0.14         (673,685)    (0.10)       2,566,981      0.41
October 31, 1993 .........        231,050     0.04         (51,313)    (0.01)        (330,679)    (0.05)       1,139,682      0.17
January 31, 1994 .........        163,184     0.03        (104,964)    (0.01)      (1,350,029)    (0.21)       4,843,089      0.53
April 30, 1994 ...........        262,201     0.03          37,867      0.01          376,390      0.04       21,587,589      2.27
July 31, 1994 ............      1,568,187     0.17         933,702      0.10        2,317,766      0.24      (12,011,879)    (1.26)
October 31, 1994 .........        275,691     0.03          19,893      0.00          578,197      0.06       (6,426,246)    (0.68)
January 31, 1995 .........        396,171     0.04        (152,088)    (0.02)      (2,089,977)    (0.22)      (1,682,024)    (0.18)
April 30, 1995 ...........        252,540     0.03         (74,178)    (0.01)      (1,556,369)    (0.16)      (6,441,384)    (0.68)
July 31, 1995 ............      1,539,509     0.16       1,141,497      0.12       (1,724,100)    (0.18)       4,471,408      0.47
October 31, 1995 .........        287,963     0.03         (81,879)    (0.01)        (172,867)    (0.02)      (6,926,030)    (0.72)
January 31, 1996 .........        282,141     0.03         145,834      0.02         (210,636)    (0.02)       6,579,545      0.69
April 30, 1996 ...........        176,114     0.02        (188,803)    (0.02)      (1,589,084)    (0.16)      (1,777,887)    (0.18)
July 31, 1996 ............      1,944,252     0.20       1,539,905      0.16        2,953,107      0.31        4,493,012      0.47
October 31, 1996 .........         57,105     0.01        (336,620)    (0.04)       3,116,522      0.33        2,779,902      0.29
January 31, 1997 .........        144,366     0.02         (69,967)    (0.01)      19,447,803      2.05       19,377,836      2.04
April 30, 1997 ...........        106,945     0.01        (238,794)    (0.03)     (11,469,551)    (1.21)     (11,708,345)    (1.24)
July 31, 1997 ............      1,945,510     0.20       1,591,023      0.17        8,346,576      0.88        9,937,599      1.05
October 31, 1997 .........         18,406     0.00        (364,305)    (0.04)       5,549,880      0.59        5,185,575      0.55
January 31, 1998 .........         79,657     0.01        (294,155)    (0.03)      21,348,352      2.24       21,054,197      2.21

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THE ITALY FUND INC.

Dividend Reinvestment and Cash Purchase Plan (unaudited)
================================================================================

     Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan"), a shareholder of the Fund whose shares are registered in his own name will automatically be a participant in the Plan and will have all distributions automatically reinvested in additional shares of the Fund by First Data Investor Services Group, Inc., ("First Data"), as dividend-paying agent under the Plan, unless the shareholder informs First Data that he elects to receive distributions in cash. Distributions with respect to shares registered in the name of a broker-dealer or nominee ("Nominee"), which holds shares for others (that is, in "street name"), may be reinvested by the Nominee in additional shares under the Plan, but only if the service is provided by the Nominee and the Nominee makes an election on behalf of the shareholder to participate in the Plan. Investors who own Fund shares registered in street name should consult their Nominee for details regarding reinvestment. Shareholders who do not participate in the Plan will receive all distributions in cash paid in dollars by check mailed directly to the shareholder by First Data as dividend paying agent.

     The number of shares of common stock participants in the Plan receive in lieu of a cash dividend is determined in the following manner. Whenever the market price of Fund shares is equal to or exceeds the net asset value of Fund shares at the time such shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at the greater of (i) net asset value per share or (ii) 95% of the then current market value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, First Data will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, as soon as practicable after the record date for the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts is based on the average per share purchase price of Fund shares so purchased, including brokerage commissions. Additionally, if the market price exceeds the net asset value of Fund shares before First Data has completed its purchases, First Data is permitted to cease purchasing shares and the Fund may issue the remaining shares at the greater of (a) net asset value or (b) 95% of the then current market price.

     Participants in the Plan have the option of making additional semi-annual cash payments to First Data in any amount from $100 to $3,000 for investment in Fund shares. First Data uses all funds so received (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about February 15 and August 15 of each year.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a pro rata share of brokerage commissions incurred with respect to First Data's open market purchases of Fund shares in connection with the reinvestment of dividends or capital gains distributions.

     The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

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THE ITALY FUND INC.

Dividend Reinvestment and Cash Purchase Plan (unaudited)(continued)
================================================================================

     A shareholder may terminate participation in the Plan at any time by notifying First Data in writing. A termination will be effective immediately if notice is received by First Data no less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, First Data will either (i) issue certificates for the shares credited to a shareholder's Plan account together with a check representing any fractional shares or (ii) sell such shares in the market.

     Information concerning the Plan may be obtained from First Data at 1-800-331-1710.

                                   ----------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

Tax Information (unaudited)
================================================================================

     For Federal tax purposes the Fund hereby designates for the fiscal year ended January 31, 1998:

     The total amount of income received by the Fund from sources within foreign countries and possessions of the United States was $0.2607 per share (representing a total of $2,477,666). The total amount of taxes paid by the Fund to such countries was $0.0344 per share (representing a total of $327,148).

     The above figures may differ from those cited elsewhere in this report due to differences in the calculations of income and capital gains for Securities and Exchange Commision (book) purposes and Internal Revenue Service (tax) purposes.

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                               THE ITALY FUND INC.

--------------------------------------------------------------------------------

INVESTMENT MANAGER AND                  OFFICERS
ADMINISTRATOR                           Heath B. McLendon
                                           Chairman of the Board
Mutual Management Corp.
388 Greenwich Street                    Mario d'Urso
New York, New York 10013                   President

ADVISORY BOARD                          Lewis E. Daidone
                                           Senior Vice President
Andrea Farace                              and Treasurer
Pierre Henchoz
Dott. Pietro Manes                      Rein W. van der Does
                                           Vice President
DIRECTORS                                  and Investment Officer

Heath B. McLendon                       Irving P. David
Paolo M. Cucchi                            Controller
Alessandro C. di Montezemolo
Dr. Paul R. Hardin                      Christina T. Sydor
George M. Pavia                            Secretary
Mario d'Urso

--------------------------------------------------------------------------------

                                                             THE ITALY FUND INC.

==========================================================================[LOGO]

--------------------------------------------------------------------------------
This report is intended only for the shareholders of The Italy Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchse or sale of shares of the Fund or of any securities mentioned in this report.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Comparisons between changes in the Fund's net aset value per share and changes in The Banca Commerciale Italiana Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Lira/Dollar exchange rate. This Index generally reflects ordinary shares (as opposed to savings shares).

--------------------------------------------------------------------------------

                               THE ITALY FUND INC.
                              388 Greenwich Street
                            New York, New York 10013
                                  (212)816-4605
                                  FD01090 3/98

                                                                Annual
                                                                Report
                                                                January 31, 1998